EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING NOVEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of December 20, 2005 and with respect to the performance of the Trust during the period of November 1, 2005 through November 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $ 1,000 original Note Principal Balance)

        1. The amount of distribution in respect to principal payment to the
           Class A Noteholder......................................................                  --
                                                                                      -----------------
        2. The amount of distribution in respect to principal payment to the
           Class B Noteholder......................................................                  --
                                                                                      -----------------
        3. The amount of distribution in respect to principal payment to the
           Class C Noteholder......................................................                  --
                                                                                      -----------------
        4. The amount of distribution in respect to principal payment to the
           Class D Noteholder......................................................                  --
                                                                                      -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to the Class A Monthly Interest...             3.59228
                                                                                      -----------------
        2. The amount of distribution in respect to the Class B Monthly Interest...             4.03533
                                                                                      -----------------
        3. The amount of distribution in respect to the Class C Monthly Interest...             4.59922
                                                                                      -----------------
        4. The amount of distribution in respect to the Class D Monthly Interest...             7.37839
                                                                                      -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1. The total amount of distribution in respect to the Class A Noteholder...             3.59228
                                                                                      -----------------
        2. The total amount of distribution in respect to the Class B Noteholder...             4.03533
                                                                                      -----------------
        3. The total amount of distribution in respect to the Class C Noteholder...             4.59922
                                                                                      -----------------
        4. The total amount of distribution in respect to the Class D Noteholder...             7.37839
                                                                                      -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

        1. The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date..........   $  774,380,312.77
                                                                                      -----------------
        2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
           Payment Date............................................................   $   59,166,663.26
                                                                                      -----------------
        3. Recoveries for the preceding Monthly Period.............................   $    1,956,576.65
                                                                                      -----------------
        4. The Defaulted Amount for the preceding Monthly Period...................   $   19,066,441.16
                                                                                      -----------------
        5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
           Period, and the denominator is the average Receivables for the preceding
           Monthly Period..........................................................                5.80%
                                                                                      -----------------
        6. The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period.........................................   $3,442,818,535.93
                                                                                      -----------------
        7. The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period.....................................   $3,524,985,968.88
                                                                                      -----------------
        8. The total amount of Finance Charge and Administrative Receivables in the
           Trust at the beginning of the preceding Monthly Period..................   $   53,061,144.92
                                                                                      -----------------

        9. The total amount of Finance Charge and Administrative Receivables in
           the Trust as of the last day of the preceding Monthly Period............   $   54,052,979.46
                                                                                      -----------------
        10. The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period.........   $2,604,411,757.00
                                                                                      -----------------
        11. The Transferor Interest as of the last day of the preceding Monthly
            Period.................................................................   $  920,574,211.88
                                                                                      -----------------
        12. The transferor percentage as of the last day of the preceding Monthly
            Period.................................................................               26.12%
                                                                                      -----------------
        13. The Required Transferor Percentage.....................................                6.00%
                                                                                      -----------------
        14. The Required Transferor Interest.......................................   $  211,499,158.13
                                                                                      -----------------
        15. The monthly principal payment rate for the preceding Monthly Period....              22.493%
                                                                                      -----------------
        16. The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period...............................................   $              --
                                                                                      -----------------
        17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage      Aggregate
                                                 of Total        Account
                                               Receivables       Balance
                                               -----------   ---------------
(a) Delinquent between 30 days and 59 days        1.083%     $ 38,758,890.81
(b) Delinquent between 60 days and 89 days        0.876%     $ 31,363,674.44
(c) Delinquent between 90 days and 119 days       0.676%     $ 24,202,865.89
(d) Delinquent between 120 days and 149 days      0.527%     $ 18,845,523.68
(e) Delinquent between 150 days and 179 days      0.427%     $ 15,274,252.47
(f) Delinquent 180 days or greater                0.000%     $            --
                                                  -----      ---------------
(g) Aggregate                                     3.589%     $128,445,207.29
                                                  =====      ===============

V.   Information regarding Series 2001-A

        1. The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2001 -A as of the last day of the related
           Monthly Period..........................................................   $  300,000,000.00
                                                                                      -----------------
        2. The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2001-A on the last day of the related
           Monthly Period..........................................................   $  300,000,000.00
                                                                                      -----------------

                                                                       NOTE FACTORS

        3. The amount of Principal Receivables in the Trust
           represented by the Class A Note Principal Balance on the
           last day of the related Monthly Period ..................         1.0000   $  240,000,000.00
                                                                                      -----------------
        4. The amount of Principal Receivables in the Trust
           represented by the Class B Note Principal Balance on the
           last day of the related Monthly Period ..................         1.0000   $   28,500,000.00
                                                                                      -----------------
        5. The amount of Principal Receivables in the Trust
           represented by the Class C Note Principal Balance on the
           last day of the related Monthly Period ..................         1.0000   $   21,000,000.00
                                                                                      -----------------
        6. The amount of Principal Receivables in the trust
           represented by the Class D Note Principal Balance on the
           last day of the related Monthly Period ..................         1.0000   $   10,500,000.00
                                                                                      -----------------
        7. The Floating Investor Percentage with respect to the period:
           November 1, 2005 through November 21, 2005                                         8.7137907%
                                                                                      -----------------
           November 22, 2005 through November 30, 2005                                        8.3809751%
                                                                                      -----------------
        8. The Fixed Investor Percentage with respect to the period:
           November 1, 2005 through November 21, 2005                                               N/A
                                                                                      -----------------
           November 22, 2005 through November 30, 2005                                              N/A
                                                                                      -----------------
        9. The amount of Investor Principal Collections applicable to Series
           2001-A..................................................................   $   66,681,653.81
                                                                                      -----------------
        10a. The amount of Available Finance Charge Collections on deposit in the
             Collection Account for the related Monthly Period.....................   $    3,762,760.44
                                                                                      -----------------
        10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
             Available Finance Charge Collections not on deposit in the Collection
             Account for the related Monthly Period................................   $    1,342,914.64
                                                                                      -----------------
        11. The Investor Default Amount for the related Monthly Period.............   $    1,614,885.57
                                                                                      -----------------
        12. The Monthly Servicing Fee for the related Monthly Period...............   $      500,000.00
                                                                                      -----------------

        13. Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period....................               20.42%
                                                                                      -----------------
               b. The default rate for the related Monthly Period..................                6.46%
                                                                                      -----------------
               c. The Net Portfolio Yield for the related Monthly Period...........               13.96%
                                                                                      -----------------
               d. The Base Rate for the related Monthly Period.....................                6.60%
                                                                                      -----------------
               e. The Excess Spread Percentage for the related Monthly Period......                7.36%
                                                                                      -----------------
               f. The Quarterly Excess Spread Percentage for the related Monthly
                  Period...........................................................                8.78%
                                                                                      -----------------
                     i)   Excess Spread Percentage related to    Nov-05                            7.36%
                                                                                      -----------------
                     ii)  Excess Spread Percentage related to    Oct-05                            9.97%
                                                                                      -----------------
                     iii) Excess Spread Percentage related to    Sep-05                            9.00%
                                                                                      -----------------
        14. Floating Rate Determinations:
            LIBOR for the Interest Period from November 21, 2005 through and
            including December 19, 2005                                                         4.15938%
                                                                                      -----------------
        15. Principal Funding Account

               a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                  and withdraws for the related Payment Date)......................   $              --
                                                                                      -----------------
               b. The Accumulation Shortfall with respect to the related Monthly
                  Period...........................................................   $              --
                                                                                      -----------------
               c. The Principal Funding Investment Proceeds deposited in the
                  Collection Account to be treated as Available Finance Charge
                  Collections......................................................   $              --
                                                                                      -----------------
        16. Reserve Account

               a. The amount on deposit in the Reserve Account on the related
                  Payment Date (after taking into consideration deposits and
                  withdraws for the related Payment Date)..........................   $              --
                                                                                      -----------------
               b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                  Charge Collections...............................................   $              --
                                                                                      -----------------
               c. Interest earnings on the Reserve Account deposited into the
                  Collection Account to be treated as Available Finance Charge
                  Collections......................................................   $              --
                                                                                      -----------------
        17. Cash Collateral Account

               a. The Required Cash Collateral Account Amount on the related
                  Payment Date.....................................................   $    5,250,000.00
                                                                                      -----------------
               b. The Available Cash Collateral Account Amount on the related
                  Payment Date.....................................................   $    5,250,000.00
                                                                                      -----------------
        18. Investor Charge-Offs

               a. The aggregate amount of Investor Charge-Offs for the related
                  Monthly Period...................................................   $              --
                                                                                      -----------------
               b. The aggregate amount of Investor Charge-Offs reimbursed on the
                  Payment Date.....................................................   $              --
                                                                                      -----------------
        19. The Monthly Principal Reallocation Amount for the related Monthly
            Period.................................................................   $              --
                                                                                      -----------------

Advanta Bank Corp.
as Servicer


By: /s/ MICHAEL COCO
    -----------------------------------
    Name: Michael Coco
    Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING NOVEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of December 20,2005 and with respect to the performance of the Trust during the period of November 1, 2005 through November 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to principal payment to the Class
           A Noteholder............................................................                  --
                                                                                      -----------------
        2. The amount of distribution in respect to principal payment to the Class
           B Noteholder............................................................                  --
                                                                                      -----------------
        3. The amount of distribution in respect to principal payment to the Class
           C Noteholder............................................................                  --
                                                                                      -----------------
        4. The amount of distribution in respect to principal payment to the Class
           D Noteholder............................................................                  --
                                                                                      -----------------
II.  Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to the Class A Monthly Interest...             3.67283
                                                                                      -----------------
        2. The amount of distribution in respect to the Class B Monthly Interest...             4.76033
                                                                                      -----------------
        3. The amount of distribution in respect to the Class C Monthly Interest...             6.17006
                                                                                      -----------------
        4. The amount of distribution in respect to the Class D Monthly Interest...             9.79506
                                                                                      -----------------
III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The total amount of distribution in respect to the Class A
           Noteholder..............................................................             3.67283
                                                                                      -----------------
        2. The total amount of distribution in respect to the Class B Noteholder...             4.76033
                                                                                      -----------------
        3. The total amount of distribution in respect to the Class C Noteholder...             6.17006
                                                                                      -----------------
        4. The total amount of distribution in respect to the Class D Noteholder...             9.79506
                                                                                      -----------------
IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

        1. The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date..........   $  774,380,312.77
                                                                                      -----------------
        2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
           Payment Date............................................................   $   59,166,663.26
                                                                                      -----------------
        3. Recoveries for the preceding Monthly Period.............................   $    1,956,576.65
                                                                                      -----------------
        4. The Defaulted Amount for the preceding Monthly Period...................   $   19,066,441.16
                                                                                      -----------------
        5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
           Period, and the denominator is the average Receivables for the preceding
           Monthly Period..........................................................                5.80%
                                                                                      -----------------
        6. The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period.........................................   $3,442,818,535.93
                                                                                      -----------------
        7. The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period.....................................   $3,524,985,968.88
                                                                                      -----------------
        8. The total amount of Finance Charge and Administrative Receivables in the
           Trust at the beginning of the preceding Monthly Period..................   $   53,061,144.92
                                                                                      -----------------

        9. The total amount of Finance Charge and Administrative Receivables in the
           Trust as of the last day of the preceding Monthly Period................   $   54,052,979.46
                                                                                      -----------------
        10. The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period.........   $2,604,411,757.00
                                                                                      -----------------
        11. The Transferor Interest as of the last day of the preceding Monthly
            Period.................................................................   $  920,574,211.88
                                                                                      -----------------
        12. The transferor percentage as of the last day of the preceding Monthly
            Period.................................................................               26.12%
                                                                                      -----------------
        13. The Required Transferor Percentage.....................................                6.00%
                                                                                      -----------------
        14. The Required Transferor Interest.......................................   $  211,499,158.13
                                                                                      -----------------
        15. The monthly principal payment rate for the preceding Monthly Period....              22.493%
                                                                                      -----------------
        16. The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period...............................................   $              --
                                                                                      -----------------
        17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                 Percentage      Aggregate
                                                  of Total        Account
                                                Receivables       Balance
                                                -----------   ---------------
(a) Delinquent between 30 days and 59 days         1.083%     $ 38,758,890.81
(b) Delinquent between 60 days and 89 days         0.876%     $ 31,363,674.44
(c) Delinquent between 90 days and 119 days        0.676%     $ 24,202,865.89
(d) Delinquent between 120 days and 149 days       0.527%     $ 18,845,523.68
(e) Delinquent between 150 days and 179 days       0.427%     $ 15,274,252.47
(f) Delinquent 180 days or greater                 0.000%     $            --
                                                   -----      ---------------
(g) Aggregate                                      3.589%     $128,445,207.29
                                                   =====      ===============

V.   Information regarding Series 2003-A

        1. The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2003-A as of the last day of the related
           Monthly Period..........................................................   $  400,000,000.00
                                                                                      -----------------
        2. The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2003-A on the last day of the related
           Monthly Period..........................................................   $  400,000,000.00
                                                                                      -----------------

                                                                       NOTE FACTORS

        3. The amount of Principal Receivables in the Trust
           represented by the Class A Note Principal Balance on the
           last day of the related Monthly Period...................         1.0000   $  320,000,000.00
                                                                                      -----------------
        4. The amount of Principal Receivables in the Trust
           represented by the Class B Note Principal Balance on the
           last day of the related Monthly Period ..................         1.0000   $   37,000,000.00
                                                                                      -----------------
        5. The amount of Principal Receivables in the Trust
           represented by the Class C Note Principal Balance on the
           last day of the related Monthly Period...................         1.0000   $   29,000,000.00
                                                                                      -----------------
        6. The amount of Principal Receivables in the trust
           represented by the Class D Note Principal Balance on the
           last day of the related Monthly Period...................         1.0000   $   14,000,000.00
                                                                                      -----------------
        7. The Floating Investor Percentage with respect to the period:

        November 1, 2005 through November 21, 2005                                           11.6183875%
                                                                                      -----------------
        November 22, 2005 through November 30, 2005                                          11.1746335%
                                                                                      -----------------

        8. The Fixed Investor Percentage with respect to the period:

        November 1, 2005 through November 21, 2005                                                  N/A
                                                                                      -----------------
        November 22, 2005 through November 30, 2005                                                 N/A
                                                                                      -----------------
        9. The amount of Investor Principal Collections applicable to Series
           2003-A..................................................................   $   88,908,871.29
                                                                                      -----------------
        10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account for the related Monthly Period to be treated as
             Servicer Interchange..................................................   $       83,333.33
                                                                                      -----------------
        10b. The amount of Available Finance Charge Collections on deposit in the
             Collection Account for the related Monthly Period.....................   $    5,018,588.89
                                                                                      -----------------
        10c. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
             Available Finance Charge Collections not on deposit in the Collection
             Account for the related Monthly Period................................   $    1,707,219.44
                                                                                      -----------------
        11. The Investor Default Amount for the related Monthly Period.............   $    2,153,180.71
                                                                                      -----------------
        12. The Monthly Servicing Fee for the related Monthly Period ..............   $      666,666.67
                                                                                      -----------------

        13. Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period....................               20.43%
                                                                                      -----------------
               b. The default rate for the related Monthly Period..................                6.46%
                                                                                      -----------------
               c. The Net Portfolio Yield for the related Monthly Period...........               13.97%
                                                                                      -----------------
               d. The Base Rate for the related Monthly Period.....................                7.00%
                                                                                      -----------------
               e. The Excess Spread Percentage for the related Monthly Period .....                6.97%
                                                                                      -----------------
               f. The Quarterly Excess Spread Percentage for the related Monthly
                  Period...........................................................                8.36%
                                                                                      -----------------
                     i)   Excess Spread Percentage related to   Nov-05                             6.97%
                                                                                      -----------------
                     ii)  Excess Spread Percentage related to   Oct-05                             9.53%
                                                                                      -----------------
                     iii) Excess Spread Percentage related to   Sep-05                             8.59%
                                                                                      -----------------
        14. Floating Rate Determinations:

        LIBOR for the Interest Period from November 21, 2005 through and including
        December 19, 2005..........................................................             4.15938%
                                                                                      -----------------
        15. Principal Funding Account

               a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                  and withdraws for the related Payment Date)......................   $              --
                                                                                      -----------------
               b. The Accumulation Shortfall with respect to the related Monthly
                  Period...........................................................   $              --
                                                                                      -----------------

               c. The Principal Funding Investment Proceeds deposited in the
                  Collection Account to be treated as Available Finance Charge
                  Collections......................................................   $              --
                                                                                      -----------------
        16. Reserve Account

               a. The amount on deposit in the Reserve Account on the related
                  Payment Date (after taking into consideration deposits and
                  withdraws for the related Payment Date)..........................   $      500,000.00
                                                                                      -----------------
               b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                  Charge Collections...............................................   $              --
                                                                                      -----------------
               c. Interest earnings on the Reserve Account deposited into the
                  Collection Account to be treated as Available Finance Charge
                  Collections......................................................   $        1,574.97
                                                                                      -----------------
        17. Cash Collateral Account

               a. The Required Cash Collateral Account Amount on the related
                  Payment Date.....................................................        8,000,000.00
                                                                                      -----------------
               b. The Available Cash Collateral Account Amount on the related
                  Payment Date.....................................................   $    8,000,000.00
                                                                                      -----------------
        18. Investor Charge-Offs

               a. The aggregate amount of Investor Charge-Offs for the related
                  Monthly Period...................................................   $              --
                                                                                      -----------------
               b. The aggregate amount of Investor Charge-Offs reimbursed on the
                  Payment Date.....................................................   $              --
                                                                                      -----------------
        19. The Monthly Principal Reallocation Amount for the related Monthly
            Period.................................................................   $              --
                                                                                      -----------------

Advanta Bank Corp. as Servicer


By: /s/ MICHAEL COCO
    ---------------------------------
Name: Michael Coco
Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING NOVEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of December 20, 2005 and with respect to the performance of the Trust during the period of November 1, 2005 through November 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to principal payment to the
           Class A Noteholder .....................................................   $              --
                                                                                      -----------------
        2. The amount of distribution in respect to principal payment to the
           Class B Noteholder .....................................................   $              --
                                                                                      -----------------
        3. The amount of distribution in respect to principal payment to the
           Class C Noteholder .....................................................   $              --
                                                                                      -----------------
        4. The amount of distribution in respect to principal payment to the
           Class D Noteholder .....................................................   $              --
                                                                                      -----------------
II.  Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to the Class A Monthly Interest ..             3.63256
                                                                                      -----------------
        2. The amount of distribution in respect to the Class B Monthly Interest ..             4.67978
                                                                                      -----------------
        3. The amount of distribution in respect to the Class C Monthly Interest ..             6.65339
                                                                                      -----------------
        4. The amount of distribution in respect to the Class D Monthly Interest ..             9.79506
                                                                                      -----------------
III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1. The total amount of distribution in respect to the Class A Noteholder ..             3.63256
                                                                                      -----------------
        2. The total amount of distribution in respect to the Class B Noteholder ..             4.67978
                                                                                      -----------------
        3. The total amount of distribution in respect to the Class C Noteholder ..             6.65339
                                                                                      -----------------
        4. The total amount of distribution in respect to the Class D Noteholder ..             9.79506
                                                                                      -----------------
IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

        1. The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date .........   $  774,380,312.77
                                                                                      -----------------
        2. The aggregate amount of such Collections with respect to Finance
           Charge and Administrative Receivables for the Monthly Period
           preceding such Payment Date ............................................   $   59,166,663.26
                                                                                      -----------------
        3. Recoveries for the preceding Monthly Period ............................   $    1,956,576.65
                                                                                      -----------------
        4. The Defaulted Amount for the preceding Monthly Period ..................   $   19,066,441.16
                                                                                      -----------------
        5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
           Monthly Period, and the denominator is the average Receivables for
           the preceding Monthly Period............................................                5.80%
                                                                                      -----------------
        6. The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period ........................................   $3,442,818,535.93
                                                                                      -----------------
        7. The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period ....................................   $3,524,985,968.88
                                                                                      -----------------
        8. The total amount of Finance Charge and Administrative Receivables in the
           Trust at the beginning of the preceding Monthly Period .................   $   53,061,144.92
                                                                                      -----------------
        9. The total amount of Finance Charge and Administrative Receivables in the
           Trust as of the last day of the preceding Monthly Period ...............   $   54,052,979.46
                                                                                      -----------------

        10. The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period ........   $2,604,411,757.00
                                                                                      -----------------
        11. The Transferor Interest as of the last day of the preceding Monthly
            Period ................................................................   $  920,574,211.88
                                                                                      -----------------
        12. The transferor percentage as of the last day of the preceding Monthly
            Period ................................................................               26.12%
                                                                                      -----------------
        13. The Required Transferor Percentage ....................................                6.00%
                                                                                      -----------------
        14. The Required Transferor Interest ......................................   $  211,499,158.13
                                                                                      -----------------
        15. The monthly principal payment rate for the preceding Monthly Period ...              22.493%
                                                                                      -----------------
        16. The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period ..............................................   $              --
                                                                                      -----------------
        17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage
                                                 of Total       Aggregate
                                               Receivables   Account Balance
                                               -----------   ---------------
(a) Delinquent between 30 days and 59 days        1.083%     $ 38,758,890.81
(b) Delinquent between 60 days and 89 days        0.876%     $ 31,363,674.44
(c) Delinquent between 90 days and 119 days       0.676%     $ 24,202,865.89
(d) Delinquent between 120 days and 149 days      0.527%     $ 18,845,523.68
(e) Delinquent between 150 days and 179 days      0.427%     $ 15,274,252.47
(f) Delinquent 180 days or greater                0.000%     $            --
                                                  -----      ---------------
(g) Aggregate                                     3.589%     $128,445,207.29
                                                  =====      ===============

V. Information regarding Series 2003-B

        1. The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2003-B as of the last day of the related
           Monthly Period .........................................................   $  300,000,000.00
                                                                                      -----------------
        2. The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2003-B on the last day of the
           related Monthly Period .................................................   $  300,000,000.00
                                                                                      -----------------

                                                                       NOTE FACTORS

        3. The amount of Principal Receivables in the Trust
           represented by the Class A Note Principal Balance on the
           last day of the related Monthly Period ..................         1.0000   $  240,000,000.00
                                                                                      -----------------
        4. The amount of Principal Receivables in the Trust
           represented by the Class B Note Principal Balance on the
           last day of the related Monthly Period ..................         1.0000   $   27,750,000.00
                                                                                      -----------------
        5. The amount of Principal Receivables in the Trust
           represented by the Class C Note Principal Balance on the
           last day of the related Monthly Period ..................         1.0000   $   21,750,000.00
                                                                                      -----------------
        6. The amount of Principal Receivables in the trust
           represented by the Class D Note Principal Balance on the
           last day of the related Monthly Period ..................         1.0000   $   10,500,000.00
                                                                                      -----------------
        7. The Floating Investor Percentage with respect to the period:

        November 1, 2005 through November 21, 2005                                            8.7137907%
                                                                                      -----------------
        November 22, 2005 through November 30, 2005                                           8.3809751%
                                                                                      -----------------
        8. The Fixed Investor Percentage with respect to the period:

        November 1, 2005 through November 21, 2005                                                  N/A
                                                                                      -----------------
        November 22, 2005 through November 30, 2005                                                 N/A
                                                                                      -----------------
        9. The amount of Investor Principal Collections applicable to Series
           2003-B .................................................................   $   66,681,653.81
                                                                                      -----------------
        10a. The amount of Available Finance Charge Collections on deposit in the
             Collection Account for the related Monthly Period ....................   $    3,762,760.44
                                                                                      -----------------
        10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
             Available Finance Charge Collections not on deposit in the
             Collection Account for the related Monthly Period ....................   $    1,342,914.64
                                                                                      -----------------
        11. The Investor Default Amount for the related Monthly Period ............   $    1,614,885.57
                                                                                      -----------------
        12. The Monthly Servicing Fee for the related Monthly Period ..............   $      500,000.00
                                                                                      -----------------
        13. Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period ...................               20.42%
                                                                                      -----------------
               b. The default rate for the related Monthly Period .................                6.46%
                                                                                      -----------------
               c. The Net Portfolio Yield for the related Monthly Period ..........               13.96%
                                                                                      -----------------

               d. The Base Rate for the related Monthly Period ....................                7.00%
                                                                                      -----------------
               e. The Excess Spread Percentage for the related Monthly Period .....                6.96%
                                                                                      -----------------
               f. The Quarterly Excess Spread Percentage for the related Monthly
                  Period ..........................................................                8.36%
                                                                                      -----------------
                     i)   Excess Spread Percentage related to   Nov-05                             6.96%
                                                                                      -----------------
                     ii)  Excess Spread Percentage related to   Oct-05                             9.54%
                                                                                      -----------------
                     iii) Excess Spread Percentage related to   Sep-05                             8.59%
                                                                                      -----------------
        14. Floating Rate Determinations:

        LIBOR for the Interest Period from November 21, 2005 through and including
        December 19, 2005 .........................................................             4.15938%
                                                                                      -----------------
        15. Principal Funding Account

               a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                  and withdraws for the related Payment Date) .....................   $              --
                                                                                      -----------------
               b. The Accumulation Shortfall with respect to the related Monthly
                  Period ..........................................................   $              --
                                                                                      -----------------
               c. The Principal Funding Investment Proceeds deposited in the
                  Collection Account to be treated as Available Finance Charge
                  Collections .....................................................   $              --
                                                                                      -----------------
        16. Reserve Account

               a. The amount on deposit in the Reserve Account on the related
                  Payment Date (after taking into consideration deposits and
                  withdraws for the related Payment Date) .........................   $              --
                                                                                      -----------------
               b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                  Charge Collections ..............................................   $              --
                                                                                      -----------------
               c. Interest earnings on the Reserve Account deposited into the
                  Collection Account to be treated as Available Finance Charge
                  Collections .....................................................   $              --
                                                                                      -----------------
        17. Cash Collateral Account

               a. The Required Cash Collateral Account Amount on the related
                  Payment Date ....................................................   $    6,750,000.00
                                                                                      -----------------
               b. The Available Cash Collateral Account Amount on the related
                  Payment Date ....................................................   $    6,750,000.00
                                                                                      -----------------
        18. Investor Charge-Offs

               a. The aggregate amount of Investor Charge-Offs for the related
                  Monthly Period ..................................................   $              --
                                                                                      -----------------
               b. The aggregate amount of Investor Charge-Offs reimbursed on the
                  Payment Date ....................................................   $              --
                                                                                      -----------------
        19. The Monthly Principal Reallocation Amount for the related Monthly
            Period ................................................................   $              --

Advanta Bank Corp.
as Servicer


By: /s/ MICHAEL COCO
    ---------------------------------
Name: Michael Coco
Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING NOVEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of December 20, 2005 and with respect to the performance of the Trust during the period of November 1, 2005 through November 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to principal payment to the
           Class A Noteholder......................................................   $              --
                                                                                      -----------------
        2. The amount of distribution in respect to principal payment to the
           Class B Noteholder......................................................   $              --
                                                                                      -----------------
        3. The amount of distribution in respect to principal payment to the
           Class C Noteholder......................................................   $              --
                                                                                      -----------------
        4. The amount of distribution in respect to principal payment to the
           Class D Noteholder......................................................   $              --
                                                                                      -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to the Class A Monthly Interest...             3.56811
                                                                                      -----------------
        2. The amount of distribution in respect to the Class B Monthly Interest...             4.27700
                                                                                      -----------------
        3. The amount of distribution in respect to the Class C Monthly Interest...             5.68672
                                                                                      -----------------
        4. The amount of distribution in respect to the Class D Monthly Interest...             9.39228
                                                                                      -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1. The total amount of distribution in respect to the Class A Noteholder...             3.56811
                                                                                      -----------------
        2. The total amount of distribution in respect to the Class B Noteholder...             4.27700
                                                                                      -----------------
        3. The total amount of distribution in respect to the Class C Noteholder...             5.68672
                                                                                      -----------------
        4. The total amount of distribution in respect to the Class D Noteholder...             9.39228
                                                                                      -----------------

IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

        1. The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date..........   $  774,380,312.77
                                                                                      -----------------
        2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
           Payment Date............................................................   $   59,166,663.26
                                                                                      -----------------
        3. Recoveries for the preceding Monthly Period.............................   $    1,956,576.65
                                                                                      -----------------
        4. The Defaulted Amount for the preceding Monthly Period...................   $   19,066,441.16
                                                                                      -----------------
        5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
           Period, and the denominator is the average Receivables for the preceding
           Monthly Period..........................................................                5.80%
                                                                                      -----------------
        6. The total amount of Principal Receivables in the trust at the beginning
           of the preceding Monthly Period.........................................   $3,442,818,535.93
                                                                                      -----------------
        7. The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period.....................................   $3,524,985,968.88
                                                                                      -----------------
        8. The total amount of Finance Charge and Administrative Receivables in the
           Trust at the beginning of the preceding Monthly Period..................   $   53,061,144.92
                                                                                      -----------------
        9. The total amount of Finance Charge and Administrative Receivables in the
           Trust as of the last day of the preceding Monthly Period................   $   54,052,979.46
                                                                                      -----------------
        10. The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period.........   $2,604,411,757.00
                                                                                      -----------------

        11. The Transferor Interest as of the last day of the preceding Monthly
            Period.................................................................   $  920,574,211.88
                                                                                      -----------------
        12. The transferor percentage as of the last day of the preceding Monthly
            Period.................................................................               26.12%
                                                                                      -----------------
        13. The Required Transferor Percentage.....................................                6.00%
                                                                                      -----------------
        14. The Required Transferor Interest.......................................   $  211,499,158.13
                                                                                      -----------------
        15. The monthly principal payment rate for the preceding Monthly Period....              22.493%
                                                                                      -----------------
        16. The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period...............................................   $              --
                                                                                      -----------------
        17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage      Aggregate
                                                 of Total        Account
                                               Receivables       Balance
                                               -----------   ---------------
(a) Delinquent between 30 days and 59 days        1.083%     $ 38,758,890.81
(b) Delinquent between 60 days and 89 days        0.876%     $ 31,363,674.44
(c) Delinquent between 90 days and 119 days       0.676%     $ 24,202,865.89
(d) Delinquent between 120 days and 149 days      0.527%     $ 18,845,523.68
(e) Delinquent between 150 days and 179 days      0.427%     $ 15,274,252.47
(f) Delinquent 180 days or greater days           0.000%     $            --
                                                  -----      ---------------
(g) Aggregate                                     3.589%     $128,445,207.29
                                                  =====      ===============

V.   Information regarding Series 2003-D

        1. The amount of Principal Receivables in the Trust represented by the
           Invested Amount of Series 2003-D as of the last day of the related
           Monthly Period..........................................................   $  400,000,000.00
                                                                                      -----------------
        2. The amount of Principal Receivables in the Trust represented by the
           Adjusted Invested Amount of Series 2003-D on the last day of the
           related Monthly Period..................................................   $  400,000,000.00
                                                                                      -----------------

                                                                       NOTE FACTORS

        3. The amount of Principal Receivables in the Trust
           represented by the Class A Note Principal Balance on the
           last day of the related Monthly Period...................         1.0000   $  320,000,000.00
                                                                                      -----------------
        4. The amount of Principal Receivables in the Trust
           represented by the Class B Note Principal Balance on the
           last day of the related Monthly Period...................         1.0000   $   37,000,000.00
                                                                                      -----------------
        5. The amount of Principal Receivables in the Trust
           represented by the Class C Note Principal Balance on the
           last day of the related Monthly Period...................         1.0000   $   29,000,000.00
                                                                                      -----------------
        6. The amount of Principal Receivables in the trust
           represented by the Class D Note Principal Balance on the
           last day of the related Monthly Period...................         1.0000   $   14,000,000.00
                                                                                      -----------------
        7. The Floating Investor Percentage with respect to the period:

        November 1, 2005 through November 21, 2005                                           11.6183875%
                                                                                      -----------------
        November 22, 2005 through November 30, 2005                                          11.1746335%
                                                                                      -----------------
        8. The Fixed Investor Percentage with respect to the period:

        November 1, 2005 through November 21, 2005                                                  N/A
                                                                                      -----------------
        November 22, 2005 through November 30, 2005                                                 N/A
                                                                                      -----------------
        9. The amount of Investor Principal Collections applicable to Series
           2003-D..................................................................   $   88,908,871.29
                                                                                      -----------------
        10a. The amount of Available Finance Charge Collections on deposit in the
             Collection Account for the related Monthly Period.....................   $    5,017,013.92
                                                                                      -----------------
        10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
             Available Finance Charge Collections not on deposit in the Collection
             Account for the related Monthly Period................................   $    1,790,552.77
                                                                                      -----------------
        11. The Investor Default Amount for the related Monthly Period.............   $    2,153,180.71
                                                                                      -----------------
        12. The Monthly Servicing Fee for the related Monthly Period...............   $      666,666.67
                                                                                      -----------------
        13. Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period....................               20.42%
                                                                                      -----------------
               b. The default rate for the related Monthly Period..................                6.46%
                                                                                      -----------------
               c. The Net Portfolio Yield for the related Monthly Period...........               13.96%
                                                                                      -----------------
               d. The Base Rate for the related Monthly Period.....................                6.79%
                                                                                      -----------------
               e. The Excess Spread Percentage for the related Monthly Period......                7.17%
                                                                                      -----------------

               f. The Quarterly Excess Spread Percentage for the related Monthly
                  Period...........................................................                8.58%
                                                                                      -----------------
                     i)   Excess Spread Percentage related to   Nov-05                             7.17%
                                                                                      -----------------
                     ii)  Excess Spread Percentage related to   Oct-05                             9.77%
                                                                                      -----------------
                     iii) Excess Spread Percentage related to   Sep-05                             8.81%
                                                                                      -----------------
        14. Floating Rate Determinations:

        LIBOR for the Interest Period from November 21, 2005 through and including
        December 19, 2005                                                                       4.15938%
                                                                                      -----------------

        15. Principal Funding Account

               a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                  and withdraws for the related Payment Date)......................   $              --
                                                                                      -----------------
               b. The Accumulation Shortfall with respect to the related Monthly
                  Period...........................................................   $              --
                                                                                      -----------------
               c. The Principal Funding Investment Proceeds deposited in the
                  Collection Account to be treated as Available Finance Charge
                  Collections......................................................   $              --
                                                                                      -----------------

        16. Reserve Account

               a. The amount on deposit in the Reserve Account on the related
                  Payment Date (after taking into consideration deposits and
                  withdraws for the related Payment Date)..........................   $              --
                                                                                      -----------------
               b. The Reserve Draw Amount for the related Monthly Period
                  deposited into the Collection Account to be treated as Available
                  Finance Charge Collections.......................................   $              --
                                                                                      -----------------
               c. Interest earnings on the Reserve Account deposited into the
                  Collection Account to be treated as Available Finance Charge
                  Collections......................................................   $              --
                                                                                      -----------------

        17. Cash Collateral Account

               a. The Required Cash Collateral Account Amount on the related
                  Payment Date.....................................................   $    9,000,000.00
                                                                                      -----------------
               b. The Available Cash Collateral Account Amount on the related
                  Payment Date.....................................................   $    9,000,000.00
                                                                                      -----------------

        18. Investor Charge-Offs

               a. The aggregate amount of Investor Charge-Offs for the related
                  Monthly Period...................................................   $              --
                                                                                      -----------------
               b. The aggregate amount of Investor Charge-Offs reimbursed
                  on the Payment Date..............................................   $              --
                                                                                      -----------------

        19. The Monthly Principal Reallocation Amount for the related Monthly
            Period.................................................................   $              --
                                                                                      -----------------

Advanta Bank Corp.
as Servicer


By: /s/ MICHAEL COCO
    ------------------------------------
Name: Michael Coco
Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 ADVANTASERIES
                         PERIOD ENDING NOVEMBER 30, 2005

The information which is required to be prepared with respect to the Payment Date of December 20, 2005 and with respect to the performance of the Trust during the period of November 1, 2005 through November 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

               Total amount of principal to
CUSIP Number              be paid             Per $1,000
------------   ----------------------------   ----------


                                NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                         Total amount of interest to be
          CUSIP Number                paid                Per $1,000
          ------------   ------------------------------   ----------
2005-A1     00761HBJ9              $851,750.14              3.40700
2005-A2     00761HBK6              $777,450.13              3.45533
2005-A3     00761HBM2              $979,166.67              3.91667
2005-B1     00761HBH3              $365,672.28              3.65672
2004-C1     00761HBG5              $419,644.50              4.19645
2005-C1     00761HBL4              $376,144.50              3.76145
2004-D1                            $ 73,783.89              7.37839
2005-D1                            $ 99,234.46              4.96172
2005-D2                            $124,043.07              4.96172

III. Information regarding the performance of the Advanta Business Card Master
     Trust

        1. The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date             $  774,380,312.77
                                                                                      -----------------
        2. The aggregate amount of such Collections with respect to Finance
           Charge and Administrative Receivables for the Monthly Period
           preceding such Payment Date                                                $   59,166,663.26
                                                                                      -----------------
        3. Recoveries for the Monthly Period preceding such Payment Date              $    1,956,576.65
                                                                                      -----------------
        4. The Defaulted Amount for the Monthly Period preceding such Payment
           Date                                                                       $   19,066,441.16
                                                                                      -----------------
        5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
           Monthly Period, and the denominator is the average Receivables for
           the preceding Monthly Period                                                            5.80%
                                                                                      -----------------
        6. The total amount of Principal Receivables in the trust at the
           beginning of the preceding Monthly Period                                  $3,442,818,535.93
                                                                                      -----------------
        7. The total amount of Principal Receivables in the trust as of the last
           day of the preceding Monthly Period                                        $3,524,985,968.88
                                                                                      -----------------
        8. The total amount of Finance Charge and Administrative Receivables in
           the Trust at the beginning of the preceding Monthly Period                 $   53,061,144.92
                                                                                      -----------------
        9. The total amount of Finance Charge and Administrative Receivables in
           the Trust as of the last day of the preceding Monthly Period               $   54,052,979.46
                                                                                      -----------------
        10. The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period            $2,604,411,757.00
                                                                                      -----------------
        11. The Transferor Interest as of the end of the Monthly Period
            preceding such Payment Date                                               $  920,574,211.88
                                                                                      -----------------
        12. The transferor percentage as of the end of the Monthly Period
            preceding such Payment Date                                                           26.12%
                                                                                      -----------------
        13. The Required Transferor Percentage                                                     6.00%
                                                                                      -----------------
        14. The Required Transferor Interest                                          $  211,499,158.13
                                                                                      -----------------
        15. The monthly principal payment rate for the Monthly Period preceding
            such Payment Date                                                                    22.493%
                                                                                      -----------------
        16. The balance in the Excess Funding Account as of the end of the
            Monthly Period preceding such Payment Date                                $              --
                                                                                      -----------------

        17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment
            Date:

                                               Percentage of Total   Aggregate Account
                                                   Receivables            Balance
                                               -------------------   -----------------
(a) Delinquent between 30 days and 59 days            1.083%          $ 38,758,890.81
(b) Delinquent between 60 days and 89 days            0.876%          $ 31,363,674.44
(c) Delinquent between 90 days and 119 days           0.676%          $ 24,202,865.89
(d) Delinquent between 120 days and 149 days          0.527%          $ 18,845,523.68
(e) Delinquent between 150 days and 179 days          0.427%          $ 15,274,252.47
(f) Delinquent 180 days or greater                    0.000%          $            --
                                                      -----           ---------------
(g) Aggregate                                         3.589%          $128,445,207.29
                                                      =====           ===============

IV.  Information regarding the AdvantaSeries

        1. AdvantaSeries balances and amounts as of the end of the Monthly
           Period preceding such Payment Date

                      Initial Principal   Outstanding Principal   Adjusted Outstanding        Invested       Adjusted Invested
                           Balance              Balance             Principal Balance          Amount              Amount
                      -----------------   ---------------------   --------------------   -----------------   -----------------
2005-A1               $  250,000,000.00     $  250,000,000.00       $  250,000,000.00    $  250,000,000.00   $  250,000,000.00
2005-A2               $  225,000,000.00     $  225,000,000.00       $  225,000,000.00    $  225,000,000.00   $  225,000,000.00
2005-A3               $  250,000,000.00     $  250,000,000.00       $  250,000,000.00    $  250,000,000.00   $  250,000,000.00
                      -----------------     -----------------       -----------------    -----------------   -----------------
Total Class A         $  725,000,000.00     $  725,000,000.00       $  725,000,000.00    $  725,000,000.00   $  725,000,000.00

2005-B1               $  100,000,000.00     $  100,000,000.00       $  100,000,000.00    $  100,000,000.00   $  100,000,000.00
                      -----------------     -----------------       -----------------    -----------------   -----------------
Total Class B         $  100,000,000.00     $  100,000,000.00       $  100,000,000.00    $  100,000,000.00   $  100,000,000.00

2004-C1               $  100,000,000.00     $  100,000,000.00       $  100,000,000.00    $  100,000,000.00   $  100,000,000.00
2005-C1               $  100,000,000.00     $  100,000,000.00       $  100,000,000.00    $  100,000,000.00   $  100,000,000.00
                      -----------------     -----------------       -----------------    -----------------   -----------------
Total Class C         $  200,000,000.00     $  200,000,000.00       $  200,000,000.00    $  200,000,000.00   $  200,000,000.00

2004-D1               $   10,000,000.00     $   10,000,000.00       $   10,000,000.00    $   10,000,000.00   $   10,000,000.00
2005-D1               $   20,000,000.00     $   20,000,000.00       $   20,000,000.00    $   20,000,000.00   $   20,000,000.00
2005-D2               $   25,000,000.00     $   25,000,000.00       $   25,000,000.00    $   25,000,000.00   $   25,000,000.00
                      -----------------     -----------------       -----------------    -----------------   -----------------
Total Class D         $   55,000,000.00     $   55,000,000.00       $   55,000,000.00    $   55,000,000.00   $   55,000,000.00
                      -----------------     -----------------       -----------------    -----------------   -----------------
Total AdvantaSeries   $1,080,000,000.00     $1,080,000,000.00       $1,080,000,000.00    $1,080,000,000.00   $1,080,000,000.00
                      =================     =================       =================    =================   =================

        2. Weighted Average Floating Allocation Amount for the related Monthly
           Period                                                                     $1,080,000,000.00
                                                                                      -----------------
        3. The Floating Investor Percentage with respect to the period:

        November 1, 2005 through November 21, 2005                                           31.3696464%
                                                                                      -----------------
        November 22, 2005 through November 30, 2005                                          30.1715104%
                                                                                      -----------------
        4. The Fixed Investor Percentage with respect to the period:

        November 1, 2005 through November 21, 2005                                           31.3696464%
                                                                                      -----------------
        November 22, 2005 through November 30, 2005                                          30.1715104%
                                                                                      -----------------
        5. The amount of Investor Principal Collections applicable to the
           AdvantaSeries                                                              $  240,053,953.21
                                                                                      -----------------
        6a. The amount of Available Finance Charge Collections on deposit in the
           Collection Account for the related Monthly Period                          $   13,545,937.64
                                                                                      -----------------
        6b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
            Available Finance Charge Collections not on deposit in the Collection
            Account for the related Monthly Period                                    $    4,834,492.48
                                                                                      -----------------
        7. The AdvantaSeries Defaulted Amount for the related Monthly Period          $    5,813,588.00
                                                                                      -----------------
        8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period     $    1,800,000.00
                                                                                      -----------------
        9. AdvantaSeries performance for the related Monthly Period

               a. The cash yield for the related Monthly Period                                   20.42%
                                                                                      -----------------
               b. The default rate for the related Monthly Period                                  6.46%
                                                                                      -----------------
               c. The Net Portfolio Yield for the related Monthly Period                          13.96%
                                                                                      -----------------
               d. The Base Rate for the related Monthly Period                                     6.64%
                                                                                      -----------------
               e. The Excess Spread Percentage for the related Monthly Period                      7.32%
                                                                                      -----------------

               f. The Quarterly Excess Spread Percentage                                           8.58%
                                                                                      -----------------
                     i)   Excess Spread Percentage related to   Nov-05                             7.32%
                                                                                      -----------------
                     ii)  Excess Spread Percentage related to   Oct-05                             9.52%
                                                                                      -----------------
                     iii) Excess Spread Percentage related to   Sep-05                             8.90%
                                                                                      -----------------
               g. The average Excess Spread Amount for the three preceding Monthly
                  Periods                                                             $    5,985,356.34
                                                                                      -----------------
                     i)   Excess Spread Amount related to       Nov-05                $    6,699,952.48
                                                                                      -----------------
                     ii)  Excess Spread Amount related to       Oct-05                $    6,004,186.85
                                                                                      -----------------
                     iii) Excess Spread Amount related to       Sep-05                $    5,251,929.69
                                                                                      -----------------
        10. Floating interest rate determinations:

        LIBOR for all Tranches with an Interest Period from November 21, 2005
        through and including December 19, 2005                                                 4.15938%
                                                                                      -----------------
        11. Required interest payments

                         Required
                         interest        Interest
                       amounts with     shortfalls     Amounts withdrawn
                        respect to          and       from the Collection
                       the current      additional        Account for
                         Interest     interest from   payment of required    Unpaid required
                          Period      prior periods     interest amounts    interest amounts
                      -------------   -------------   -------------------   ----------------
2005-A1               $  851,750.14        $--           $  851,750.14             $--
2005-A2               $  777,450.13        $--           $  777,450.13             $--
2005-A3               $  979,166.67        $--           $  979,166.67             $--
                      -------------        ---           -------------             ---
Total Class A         $2,608,366.94        $--           $2,608,366.94             $--

2005-B1               $  365,672.28        $--           $  365,672.28             $--
                      -------------        ---           -------------             ---
Total Class B         $  365,672.28        $--           $  365,672.28             $--

2004-C1               $  419,644.50        $--           $  419,644.50             $--
2005-C1               $  376,144.50        $--           $  376,144.50             $--
                      -------------        ---           -------------             ---
Total Class C         $  795,789.00        $--           $  795,789.00             $--

2004-D1               $   73,783.89        $--           $   73,783.89             $--
2005-D1               $   99,234.46        $--           $   99,234.46             $--
2005-D2               $  124,043.07        $--           $  124,043.07             $--
                      -------------        ---           -------------             ---
Total Class D         $  297,061.42        $--           $  297,061.42             $--
                      -------------        ---           -------------             ---
Total AdvantaSeries   $4,066,889.64        $--           $4,066,889.64             $--
                      =============        ===           =============             ===

        12. Principal Funding Account

                                          Actual Deposit   Principal Funding
    Beginning       Required Principal        to the          Sub-Account      Amount Withdrawn     Withdrawals          Ending
Principal Funding    Deposit Amount to       Principal           Amount           for Payment       of Coverage    Principal Funding
   Sub-Account         the Principal          Funding           prior to        of Principal to   Funding Excess      Sub-Account
      Amount        Funding Sub-Account     Sub-Account       Withdrawals         Noteholders         Amount             Amount
-----------------   -------------------   --------------   -----------------   ----------------   --------------   -----------------


NOTHING TO REPORT

        13. Coverage Funding Required Amounts

               a. Coverage Funding Amount as of the end of the related Monthly
                  Period                                                              $              --

               b. The Coverage Funding Amount for the Class A Notes as of the end
                  of the related Monthly Period                                       $              --

               c. The Coverage Funding Amount for the Class B Notes as of the end
                  of the related Monthly Period                                       $              --

               d. The Coverage Funding Amount for the Class C Notes as of the end
                  of the related Monthly Period                                       $              --

        14. Cash Collateral Account

               a. The Required Cash Collateral Account Amount on the related
                  Payment Date                                                        $   32,175,000.00

               b. The Available Cash Collateral Account Amount on the related
                  Payment Date                                                        $   32,175,000.00

               c. Has a Portfolio Decline Event occurred with respect to the
                  Monthly Period preceding such Payment Date                                         NO

        15. Spread Account

               a. The Required Spread Account Amount on the related Payment Date      $              --

               b. The amount on deposit in the Spread Account on the related
                  Payment Date                                                        $              --

        16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

             Required         Required                        Excess of Subordinated
          subordination     Subordinated      Subordinated      Notes over Required
            percentage         Amount            Notes          Subordinated Amount
          -------------   ---------------   ---------------   ----------------------
Class A      21.5805%     $156,458,625.00   $355,000,000.00       $198,541,375.00
Class B       8.9918%       74,182,350.00    255,000,000.00        180,817,650.00
Class C       3.6269%       37,175,725.00     55,000,000.00         17,824,275.00

        17. Adjusted Invested Amount

                                                          Increase
                                            Initial       from the
                                           Principal     withdrawal                     Reductions    Reduction
                                         Balances and      of the                         due to        due to
                                              any         Coverage                     reallocation    amounts
                                           increases      Funding                      of Available   deposited
                     Beginning Adjusted    from the        Excess      Increase from     Principal       into      Ending Adjusted
                       Invested Amount    issuance of   Amount from    reimbursements   Collections      the           Invested
                           for the            any      the Principal    of Adjusted         and       Principal       Amount for
                       related Monthly    additional       Funding    Invested Amount    Investor      Funding       the related
                           Period            Notes      Sub-Account       Deficit       Charge-Offs  Sub-Account    Monthly Period
                     ------------------  ------------  -------------  ---------------  ------------  -----------  -----------------
2005-A1               $  250,000,000.00       $--           $--             $--             $--           $--     $  250,000,000.00
2005-A2               $  225,000,000.00       $--           $--             $--             $--           $--     $  225,000,000.00
2005-A3               $  250,000,000.00       $--           $--             $--             $--           $--     $  250,000,000.00
                      -----------------       ---           ---             ---             ---           ---     -----------------
Total Class A         $  725,000,000.00       $--           $--             $--             $--           $--     $  725,000,000.00

2005-B1               $  100,000,000.00       $--           $--             $--             $--           $--     $  100,000,000.00
                      -----------------       ---           ---             ---             ---           ---     -----------------
Total Class B         $  100,000,000.00       $--           $--             $--             $--           $--     $  100,000,000.00

2004-C1               $  100,000,000.00       $--           $--             $--             $--           $--     $  100,000,000.00
2005-C1               $  100,000,000.00       $--           $--             $--             $--           $--     $  100,000,000.00
                      -----------------       ---           ---             ---             ---           ---     -----------------
Total Class C         $  200,000,000.00       $--           $--             $--             $--           $--     $  200,000,000.00

2004-D1               $   10,000,000.00       $--           $--             $--             $--           $--     $   10,000,000.00
2005-D1               $   20,000,000.00       $--           $--             $--             $--           $--     $   20,000,000.00
2005-D2               $   25,000,000.00       $--           $--             $--             $--           $--     $   25,000,000.00
                      -----------------       ---           ---             ---             ---           ---     -----------------
Total Class D         $   55,000,000.00       $--           $--             $--             $--           $--     $   55,000,000.00
                      -----------------       ---           ---             ---             ---           ---     -----------------
Total AdvantaSeries   $1,080,000,000.00       $--           $--             $--             $--           $--     $1,080,000,000.00
                      =================       ===           ===             ===             ===           ===     =================
Initial Principal Balance of such Tranche of Notes issued after the end
of the related Monthly Period but prior to the related Payment Date:                     Class A (2005-A4) Notes  $  150,000,000.00
                                                                                                                  =================
                                                                                         Class A (2005-A5) Notes  $  200,000,000.00
                                                                                                                  =================

Advanta Bank Corp. as Servicer


By: /s/ MICHAEL COCO
    ---------------------------------
Name: Michael Coco
Title: Vice President and Treasurer